UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 21, 2023

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 5, 2023, Treasure Global Inc (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report among other things the appointment of Michael Chan Meng Chun as the Company’s principal financial officer and principal accounting officer. This Amendment No. 1 to the Initial 8-K amends Item 5.02 to disclose the material terms of the Executive Employment Agreement entered into between the Company and Mr. Chan (the “Employment Agreement”), in which the Company appointed Mr. Chan as its Chief Financial Officer effective as of July 31, 2023. In addition, Item 9.01 of the Initial 8-K is amended to file the Employment Agreement as an exhibit.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Treasure Global Inc (the “Company”) and Michael Chan Meng Chun entered into an Executive Employment Agreement on June 21, 2023 (the “Employment Agreement”), pursuant to which Mr. Chan was appointed as the Company’s Chief Financial Officer effective as of July 31, 2023. The term of the Employment Agreement is for one year and automatically renews for an indefinite period unless either party provides at least 120 days’ notice prior to the end of the applicable term, in which case Mr. Chan’s employment will terminate at the end of the applicable term. The Employment Agreement provides Mr. Chan with a basic salary of MYR 25,000.00 (approximately $5,600.00) per month effective as of June 1, 2023, and benefits that are generally given to the Company’s senior executives. Subject to certain exceptions, the Company or Mr. Chan may terminate the Employment Agreement with at least 120 days’ notice.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Executive Employment Agreement dated as of June 21, 2023, by and between Treasure Global Inc and Michael Chan Meng Chun
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023	TREASURE GLOBAL INC

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer

2